POWER OF ATTORNEY

We, the undersigned trustees and officers of Aetna GET Fund, Aetna Income Shares, Aetna Variable Fund and Aetna Variable Encore Fund, hereby severally constitute and appoint Susan E. Bryant, Amy R. Doberman, and Julie E. Rockmore, and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933, and under the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

Aetna GET Fund                                          33-12723
Aetna Income Shares                                     2-47232
Aetna Variable Fund                                     2-51739
Aetna Variable Encore Fund                              2-53038

Registration Statements filed under the Investment Company Act of 1940:

Aetna GET Fund                                          811-5062
Aetna Income Shares                                     811-2361
Aetna Variable Fund                                     811-2514
Aetna Variable Encore Fund                              811-2565

hereby ratifying and confirming on this 3rd day of April, 1997, our signatures as they may be signed by our said attorneys to any such Registration Statements and any and all amendments thereto.

        Signature/Title                        Signature/Title
        ---------------                        ---------------

      /s/ Shaun P. Mathews                     /s/ J. Scott Fox
---------------------------------  --------------------------------------------
         Shaun P. Mathews                          J. Scott Fox
       President and Trustee               Treasurer and Vice President
   (Principal Executive Officer)   (Principal Financial and Accounting Officer)

        /s/ Morton Ehrlich
---------------------------------  --------------------------------------------
      Morton Ehrlich, Trustee                Timothy A. Holt, Trustee

       /s/ Maria T. Fighetti                     /s/ Sidney Koch
---------------------------------  --------------------------------------------
    Maria T. Fighetti, Trustee                 Sidney Koch, Trustee

        /s/ David L. Grove                    /s/ Corine T. Norgaard
---------------------------------  --------------------------------------------
      David L. Grove, Trustee              Corine T. Norgaard, Trustee

                                              /s/ Richard G. Scheide
---------------------------------  --------------------------------------------
    Daniel P. Kearney, Trustee             Richard G. Scheide, Trustee

                                POWER OF ATTORNEY

We, the undersigned trustees and officers of Aetna GET Fund, Aetna Income Shares, Aetna Variable Fund and Aetna Variable Encore Fund, hereby severally constitute and appoint Susan E. Bryant, Amy R. Doberman, and Julie E. Rockmore, and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933, and under the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

Aetna GET Fund                                          33-12723
Aetna Income Shares                                     2-47232
Aetna Variable Fund                                     2-51739
Aetna Variable Encore Fund                              2-53038

Registration Statements filed under the Investment Company Act of 1940:

Aetna GET Fund                                          811-5062
Aetna Income Shares                                     811-2361
Aetna Variable Fund                                     811-2514
Aetna Variable Encore Fund                              811-2565

hereby ratifying and confirming on this 8th day of April, 1997, our signatures as they may be signed by our said attorneys to any such Registration Statements and any and all amendments thereto.

       Signature/Title                         Signature/Title
       ---------------                         ---------------


-----------------------------     --------------------------------------------
      Shaun P. Mathews                            J. Scott Fox
    President and Trustee                 Treasurer and Vice President
(Principal Executive Officer)     (Principal Financial and Accounting Officer)

                                              /s/ Timothy A. Holt
-----------------------------     --------------------------------------------
   Morton Ehrlich, Trustee                  Timothy A. Holt, Trustee


-----------------------------     --------------------------------------------
 Maria T. Fighetti, Trustee                   Sidney Koch, Trustee


-----------------------------     --------------------------------------------
   David L. Grove, Trustee                Corine T. Norgaard, Trustee

    /s/ Daniel P. Kearney
-----------------------------     --------------------------------------------
 Daniel P. Kearney, Trustee               Richard G. Scheide, Trustee